UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 16, 2008

Philadelphia Consolidated Holding Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-22280	23-2202671
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Bala Plaza, Suite 100, Bala Cynwyd, Pennsylvania		19004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-617-7900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Two of the Company’s insurance subsidiaries, Philadelphia Indemnity Insurance Company ("PIIC") and Philadelphia Insurance Company ("PIC"), have entered into an Excess Catastrophe Reinsurance agreement which is effective for the period June 1, 2008 through May 31, 2009. The agreement was finalized on June 16, 2008.

PIIC and PIC purchased excess catastrophe reinsurance coverage for $480 million of coverage in excess of a $20 million retention for catastrophe losses incurred. The coverage provided is as follows:

• First Excess Layer – $30 million of coverage in excess of $20 million;
• Second Excess Layer – $50 million of coverage in excess of $50 million;
• Third Excess Layer – $100 million of coverage in excess of $100 million;
• Fourth Excess Layer – $150 million of coverage in excess of $200 million; and
• Fifth Excess Layer – $150 million of coverage in excess of $350 million.

In addition, the Excess Catastrophe Reinsurance agreement provides for one full reinstatement at the same cost as the initial coverage. The participating reinsurers on this agreement, all at varying levels of participation, are as follows: Allianz Risk Transfer (Bermuda) Ltd., Allied World Assurance Company Ltd., American Agricultural Insurance Company, Argo Re Ld., Ariel Reinsurance Company Ltd., Aspen Insurance Limited (Bermuda), Catlin Insurance Company Limited (Bermuda), China International Reinsurance Company Ltd., DaVinci Reinsurance Ltd., Everest Reinsurance Company, Flagstone Reinsurance Limited, General Insurance Corporation of India, General Reinsurance Corporation, Glacier Reinsurance AG, Hannover Re (Bermuda) Ltd., Hannover Rueckversicherung AG, Lloyds Syndicate 33 – Hiscox, Lloyds Syndicate 382 – Hardy, Lloyds Syndicate 727 – Meacock, Lloyds Syndicate 2003 – Catlin, Lloyds Syndicate 2007 – Novae, MAPFRE RE Compania de Reaseguros, S.A., Max Bermuda Ltd., Montpelier Reinsurance Ltd., Motors Insurance Corporation, MS Frontier Reinsurance Ltd., New Castle Reinsurance Company Ltd., PARIS RE S.A., Partner Reinsurance Company Ltd. (Bermuda), QBE Reinsurance Corporation, R + V Versicherung AG, Renaissance Reinsurance Ltd., SCOR Switzerland AG, Swiss Reinsurance America Corporation, Transatlantic Reinsurance Company and XL Re Ltd. The estimated cost for this coverage is $51.5 million, and will be adjusted based on the actual amount of subject earned premium, but not below the minimum cost for this coverage of $41.2 million.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Philadelphia Consolidated Holding Corp.

June 16, 2008	By:	Craig P. Keller

Name: Craig P. Keller
Title: Executive Vice President, Secretary, Treasurer and Chief Financial Officer